UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2011

Adeona Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification No.)

3985 Research Park Drive, Suite 200
Ann Arbor, MI 48108

(Address of principal executive offices and zip code)

(734) 332-7800

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On March 31, 2011, Adeona Pharmaceuticals, Inc., a Nevada corporation (the “Registrant") issued the attached press release that included financial information for its fiscal year ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release issued by Adeona Pharmaceuticals, Inc. dated March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2011	Adeona Pharmaceuticals, Inc.
(Registrant)

By: /s/ James S. Kuo
Name: James S. Kuo
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits.

99.1	Press Release issued by Adeona Pharmaceuticals, Inc. dated March 31, 2011